SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

    [ ]  Preliminary Proxy Statement
    [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    [X]  Definitive Proxy Statement
    [ ]  Definitive Additional Materials
    [ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                       Universal Insurance Holdings, Inc.
               --------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

               --------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X]  No fee required.

    [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11:

         1)  Title of each class of securities to which transaction applies:

         2)  Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):

         4)  Proposed maximum aggregate value of transaction:

         5)  Total fee paid:

    [ ]  Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

         2)  Form, Schedule or Registration Statement Number:

         3)  Filing Party:

         4)  Date Filed:

                                November 14, 2005


Dear Shareholder:

       On behalf of the Board of Directors, I invite you to attend the 2005 Annual Meeting of Shareholders ("Annual Meeting") of Universal Insurance Holdings, Inc. ("Company"). The Annual Meeting will be held at 10:00 a.m., Eastern Standard Time, on Wednesday, December 7, 2005 at the executive offices of the Company, 1110 West Commercial Boulevard, Suite 100, Fort Lauderdale, Florida 33309.

       The shareholders will be asked (i) to elect five directors to hold office until the 2006 annual meeting or until their successors have been elected and qualified; (ii) to approve an amendment to the Company's Certificate of Incorporation, as amended and restated, to increase the number of authorized shares of common stock of the Company from 40,000,000 shares to 50,000,000 shares; and (iii) to ratify the appointment of Blackman Kallick Bartelstein LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2005. The Board of Directors has unanimously approved these proposals and we urge you to vote in favor of these proposals and in accordance with the Board's recommendation on such other matters as may be submitted to you for a vote at the meeting.

       Your vote is very important, regardless of the number of shares you own. Please sign and return each proxy card that you receive in the enclosed postage-paid envelope, which is provided for your convenience. The return of your proxy card will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Annual Meeting. We look forward to seeing you on December 7, 2005.


                                           Sincerely,


                                           /s/ Bradley I. Meier
                                           --------------------
                                           President





1110 West Commercial Boulevard, Suite 100, Fort Lauderdale, Florida 33309, (954) 958-1200

                       UNIVERSAL INSURANCE HOLDINGS, INC.
                    1110 WEST COMMERCIAL BOULEVARD, SUITE 100
                         FORT LAUDERDALE, FLORIDA 33309

                                     NOTICE
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD DECEMBER 7, 2005

       NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Shareholders ("Annual Meeting") of Universal Insurance Holdings, Inc., a Delaware corporation ("Company"), will be held at 10:00 a.m., Eastern Standard Time, on Wednesday, December 7, 2005, at the executive offices of the Company, 1110 West Commercial Boulevard, Suite 100, Fort Lauderdale, Florida 33309, for the following purposes:

       1. To elect five directors, each to hold office until the 2006 annual meeting or until their successors have been elected and qualified;

       2. To approve an amendment to the Company's Certificate of Incorporation, as amended and restated, to increase the number of authorized shares of common stock of the Company from 40,000,000 shares to 50,000,000 shares;

       3. To ratify the appointment of Blackman Kallick Bartelstein LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2005; and

       4. To transact any other business as may properly come before the Annual Meeting or any adjournment thereof.

       The Board of Directors has fixed the close of business on November 9, 2005 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof. A complete list of shareholders of record of the Company on the record date will be available for examination by any shareholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for the ten-day period prior to the Annual Meeting, at the executive offices of the Company, 1110 West Commercial Boulevard, Suite 100, Fort Lauderdale, Florida 33309.

       It is important that your shares be represented at the Annual Meeting. Whether or not you expect to be present, please fill in, date, sign and return the enclosed proxy form in the accompanying addressed, postage-prepaid envelope. If you attend the meeting, you may revoke your proxy and vote in person.

       In the event that there are not sufficient votes to approve any one of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned to permit further solicitation of proxies by the Company.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Norman M. Meier
                                    -------------------
                                    Secretary

Fort Lauderdale, Florida
November 14, 2005

       WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ACCOMPANYING POSTAGE-PREPAID ENVELOPE. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AT THE MEETING AND VOTE IN PERSON.

                       UNIVERSAL INSURANCE HOLDINGS, INC.
                    1110 WEST COMMERCIAL BOULEVARD, SUITE 100
                         FORT LAUDERDALE, FLORIDA 33309


                                 PROXY STATEMENT

       This Proxy Statement is furnished in connection with the solicitation by the Board of Directors ("Board") of Universal Insurance Holdings, Inc., a Delaware corporation ("Company"), of proxies to be voted at the Annual Meeting of Shareholders of the Company ("Annual Meeting"), to be held at the executive offices of the Company, 1110 West Commercial Boulevard, Suite 100, Fort Lauderdale, Florida 33309, on Wednesday, December 7, 2005 at 10:00 a.m., Eastern Standard Time, and at any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

       A copy of the Annual Report of the Company for its fiscal year ended December 31, 2004 is included. This Proxy Statement, Notice of Annual Meeting, accompanying proxy card, and Annual Report are first expected to be mailed to shareholders on or about November 14, 2005.

              INFORMATION RELATING TO VOTING AT THE ANNUAL MEETING

       The close of business on November 9, 2005 has been fixed by the Board as the record date ("Record Date") for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Therefore, only shareholders of record as of the close of business on November 9, 2005 are entitled to notice of, and to vote at, the Annual Meeting or any postponements or adjournments thereof. The securities to be voted at the Annual Meeting consist of (i) shares of Common Stock of the Company, $0.01 par value per share ("Common Stock"), with each share entitling its record owner to one vote, (ii) shares of Series M Preferred Stock of the Company, $0.01 par value per share ("Series M Preferred Stock"), with each share entitling its record owner to one vote and (iii) shares of Series A Preferred Stock of the Company, $0.01 par value per share ("Series A Preferred Stock"), with each share entitling its record owner to one vote. The holders of Series M Preferred Stock, voting separately as a series, are entitled to elect two directors. The holders of Common Stock, Series M Preferred Stock and Series A Preferred Stock, voting together as one class, are entitled to elect the remaining directors.

       If the accompanying proxy card is properly signed, returned to the Company in time to be voted at the Annual Meeting, and not revoked, the shares represented by such card will be voted in accordance with the instructions contained on such card. Unless contrary instructions are given, the persons designated as proxy holders in the proxy card will vote FOR Proposals 1, 2 and
3. If any other matters properly come before the Annual Meeting, the persons named as proxy holders will vote upon such matters as determined by a majority of the Board.

       Each shareholder may revoke a previously granted proxy at any time before it is exercised by filing with the Secretary of the Company a revoking instrument or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy attends the Annual Meeting in person and so requests. Attendance at the Annual Meeting will not, in itself, constitute revocation of a previously granted proxy.

CLASS OF VOTING      NUMBER OF RECORD      NUMBER OF SHARES     AMOUNT OF VOTES
     STOCK                HOLDERS             OUTSTANDING       ENTITLED TO BE
     -----          AS OF THE RECORD DATE   AS OF THE RECORD         CAST
                    ---------------------         DATE         AS OF THE RECORD
                                                  ----               DATE
                                                                     ----

Common Stock                 41               36,463,219          36,463,219
Series M Preferred Stock      4                 88,690              88,690
Series A Preferred Stock      3                 49,950              49,950


       The Company had no other class of voting securities outstanding on the Record Date.

       The presence, in person or by proxy of at least a majority of the total number of outstanding shares of the Series M Preferred Stock entitled vote at the Annual Meeting for those matters where a separate vote of the Series M Preferred Stock is required, and of at least a majority of the total number of outstanding shares of the Common Stock, Series M Preferred Stock and Series A Preferred Stock entitled to vote at the Annual Meeting for those matters where the Common Stock, Series M Preferred Stock and Series A Preferred Stock, voting together as a class, is required, is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present at the Annual Meeting, a majority of the shares so represented may vote to adjourn the Annual Meeting from time to time without further notice. If a quorum is present, the affirmative vote of a majority of the votes actually cast at the meeting, whether in person or by proxy, is necessary to elect the nominees for directors. With respect to the amendment of the Company's Certificate of Incorporation, the vote required for approval shall be the affirmative vote of the holders of at least a majority of the issued and outstanding shares of capital stock entitled to vote at the Annual Meeting. There is no cumulative voting in the election of directors. With respect to any other matter properly brought before the Annual Meeting, or any adjournment of the Annual Meeting, the vote required for approval shall be the affirmative vote of a majority of the total number of votes that those present at the Annual Meeting, in person or by proxy, are entitled to cast.

       Under Delaware law, shares represented at the Annual Meeting (either by properly executed proxies or in person) that reflect abstentions or "broker non-votes" (I.E., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions as to any proposal will have the same effect as votes against the proposal. With respect to Proposals 1 and 3, broker non-votes will be treated as unvoted for purposes of determining approval of such proposals (and therefore will reduce the absolute number - although not the percentage - of votes needed for approval) and will not be counted as votes for or against the proposals. With respect to Proposal 2, however, broker non-votes will have the same effect as votes against the proposal.

       A shareholder may revoke his or her proxy at any time prior to its exercise by (i) filing with Norman M. Meier, Secretary, Universal Insurance Holdings, Inc., 1110 West Commercial Boulevard, Suite 100, Fort Lauderdale, Florida 33309, written notice thereof, (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Annual Meeting and giving the

Secretary notice of his or her intention to vote in person. Unless previously revoked or otherwise instructed thereon, proxies will be voted at the Annual Meeting on the proposals as described above.

       The Company will bear the cost of soliciting proxies in the enclosed form. Officers and regular employees of the Company may solicit proxies by a further mailing or personal conversations or via telephone or facsimile, provided that they do not receive compensation for doing so. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.


              STOCK OWNED BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS

       The close of business on November 9, 2005 has been fixed by the Board as the Record Date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting The number of shares of voting stock held as of November 9, 2005 by each holder of more than 5% of the outstanding voting stock of the Company, each director of the Company, each nominee for reelection as a director, each executive officer named in the Summary Compensation Table on page 13 of this Proxy Statement and all directors and executive officers of the Company as a group is set forth below.

SERIES M PREFERRED STOCK

       As  of  November  9,  2005,   directors  and  named  executive  officers,
individually and as a group, beneficially owned Series M Preferred Stock as follows:


NAME AND ADDRESS OF BENEFICIAL          AMOUNT AND NATURE OF BENEFICIAL         PERCENT OF CLASS
           OWNER (1)                               OWNERSHIP                    ----------------
           -----                                   ---------

Bradley I. Meier*(2)                                48,890                          48.0%
Norman M. Meier* (3)                                53,000                          52.0%
Officers and directors as a group
   (2 persons) (4)                                  86,890                          98.0%


*      Director and Nominee

(1) Unless otherwise indicated, the Company believes that each person has sole voting and investment rights with respect to the shares of Series M Preferred Stock of the Company specified opposite his name. Unless otherwise indicated, the mailing address of each shareholder is c/o Universal Insurance Holdings, Inc., 1110 West Commercial Boulevard, Suite 100, Fort Lauderdale, Florida 33309.

(2) Consists of (i) 33,890 shares of Series M Preferred Stock and (ii) 15,000 shares of Series M Preferred Stock beneficially owned by Belmer Partners, a Florida General Partnership ("Belmer"), of which Mr. Meier is a general partner. Excludes all shares of Series M Preferred Stock owned by Norman
       M. Meier and Phyllis R. Meier, Mr. Meier's father and mother, respectively, as to which Mr. Meier disclaims beneficial ownership.

(3) Consists of (i) 38,000 shares of Series M Preferred Stock and (ii) 15,000 shares of Series M Preferred Stock beneficially owned by Belmer, of which Mr. Meier is a general partner. Excludes all shares of Series M Preferred Stock owned by Bradley I. Meier and Phyllis R. Meier, Mr. Meier's son and former spouse, respectively, as to which Mr. Meier disclaims beneficial ownership.

(4)    See footnotes (1) - (3) above.



SERIES A PREFERRED STOCK

       As  of  November  9,  2005,   directors  and  named  executive  officers,
individually and as a group, beneficially owned Series A Preferred Stock as follows:


NAME AND ADDRESS OF BENEFICIAL          AMOUNT AND NATURE OF BENEFICIAL         PERCENT OF CLASS
           OWNER (1)                               OWNERSHIP                    ----------------
           -----                                   ---------

Norman M. Meier* (2)                                9,975                            20%
Officers and directors as a group                   9,975                            20%
   (1 person) (3)


*      Director and Nominee

(1) Unless otherwise indicated, the Company believes that each person has sole voting and investment rights with respect to the shares of Series A Preferred Stock of the Company specified opposite his name. Unless otherwise indicated, the mailing address of each shareholder is c/o Universal Insurance Holdings, Inc., 1110 West Commercial Boulevard, Suite 100, Fort Lauderdale, Florida 33309.

(2) Consists of 9,975 shares of Series A Preferred Stock beneficially owned by Belmer, of which Mr. Meier is a general partner. Excludes all shares of Series A Preferred Stock owned by Phyllis R. Meier, Mr. Meier's former spouse, as to which Mr. Meier disclaims beneficial ownership.

(3)    See footnotes (1) - (2) above.

COMMON STOCK

       As  of  November  9,  2005,   directors  and  named  executive  officers,
individually and as a group, beneficially owned Common Stock as follows:


NAME AND ADDRESS OF BENEFICIAL          AMOUNT AND NATURE OF BENEFICIAL         PERCENT OF CLASS
           OWNER (1)                             OWNERSHIP(2)                   ----------------
           -----                                 ---------

Bradley I. Meier* (3)                           21,911,110                            60.1%
Sean P. Downes* (4)                              3,359,444                             9.2%
Norman M. Meier* (5)                             2,667,529                             7.3%
Reed J. Slogoff* (6)                               255,000                              .7%
Joel M. Wilentz* (7)                               255,000                              .7%

                                     - 4 -


James M. Lynch (8)                                 225,000                              .7%
Officers and directors as a group               28,673,083                            78.7%
   (6 people) (9)


*      Director and Nominee

(1) Unless otherwise indicated, the Company believes that each person has sole voting and investment rights with respect to the shares of Common Stock of the Company specified opposite his name. Unless otherwise indicated, the mailing address of each shareholder is c/o Universal Insurance Holdings, Inc., 1110 West Commercial Boulevard, Suite 100, Fort Lauderdale, Florida 33309.

(2) A person is deemed to be the beneficial owner of Common Stock that can be acquired by such person within 60 days of the date hereof upon the exercise of warrants or stock options or conversion of Series A Preferred Stock, Series M Preferred Stock or convertible debt. Except as otherwise specified, each beneficial owner's percentage ownership is determined by assuming that warrants, stock options, Series A Preferred Stock, Series M Preferred Stock and convertible debt that is held by such person (but not those held by any other person) and that are exercisable or convertible within 60 days from the date hereof, have been exercised or converted.

(3) Consists of (i) (a) 16,190,170 shares of Common Stock, (b) options to purchase 1,875 shares of Common Stock at an exercise price of $9.00 per share, options to purchase 1,875 shares of Common Stock at an exercise price of $12.50 per share, ten-year options to purchase 90,000 shares at an exercise price of $2.88 as to 45,000 shares and $3.88 as to the remaining 45,000 shares granted pursuant to Mr. Meier's employment agreement, options to purchase 90,000 shares of Common Stock at an exercise price of $1.13 per share and options to purchase 500,000 shares of Common Stock at an exercise price of $1.25 per share, (c) warrants to purchase 15,429 shares of Common Stock at an exercise price of $1.75 per share, warrants to purchase 339,959 shares of Common Stock at an exercise price of $3.00 per share, warrants to purchase 82,000 shares of Common Stock at an exercise price of $1.00 per share and warrants to purchase 131,700 shares of Common Stock at an exercise price of $.75 per share,
       (d) 169,450 shares of Common Stock issuable upon conversion of Series M Preferred Stock, (e) options to purchase 250,000 shares of Common Stock at an exercise price of $1.06 per share which vested on November 2, 1997,
       (f) options to purchase 500,000 shares of Common Stock at an exercise price of $1.06 per share which vested on May 1, 1997 granted pursuant to Mr. Meier's employment agreement, options to purchase 500,000 shares of Common Stock at $1.06 per share which vested on May 1, 1998 granted pursuant to Mr. Meier's employment agreement and options to purchase 500,000 shares of Common Stock at an exercise price of $1.06 per share which vested on May 1, 1999 granted pursuant to Mr. Meier's employment agreement, (g) options to purchase 250,000 shares of Common Stock at an exercise price of $1.63 per share, (h) options to purchase 150,000 shares of Common Stock at an exercise price of $1.10 per share which vested on December 23, 1999, (i) options to purchase 150,000 shares of Common Stock at an exercise price of $0.60 per share which vested on December 21, 2001, (j) options to purchase 1,000,000 shares of Common Stock at an exercise price of $0.056 per share which vested on March 4, 2004 and (ii) an aggregate of 331,761 shares of Common Stock (including shares of Common Stock issuable upon exercise of warrants and conversion of Series A and Series M Preferred Stock) beneficially owned by Belmer Partners, of which Mr. Meier is a general partner. Excludes options to purchase 625,000 shares of Common Stock of Tigerquote.com at an exercise price of $.50 per share. Also excludes all securities owned by Norman M. Meier and Phyllis R. Meier, Mr. Meier's father and mother, respectively, as to which Mr. Meier disclaims beneficial ownership. Includes 416,666 and 250,225 shares of Common Stock owned by Lynda Meier and Eric Meier, respectively, who are the sister and brother, respectively, of Bradley I. Meier, which shares are subject to proxies granting voting rights for such shares to Bradley I. Meier.

(4) Consists of (i) 3,044,444 shares of Common Stock (ii) options to purchase 15,000 shares of Common Stock at an exercise price of $1.10 per share,
       (iii) options to purchase 100,000 shares of Common Stock at an exercise price of $0.50 per share and (iv) options to purchase 200,000 shares of Common Stock at an exercise price of $0.04 per share.

(5) Consists of (i) (a) 479,246 shares of Common Stock, (b) options to purchase 3,750 shares of Common Stock at an exercise price of $12.50 per share, options to purchase 3,750 shares of Common Stock at an exercise price of $9.00 per share and options to purchase 250,000 shares of Common Stock at an exercise price of $1.25 per share, (c) warrants to purchase 3,082 shares of Common Stock at an exercise price of $22.00 per share, warrants to purchase 2,494 shares of Common Stock at an exercise price of $4.25 per share, warrants to purchase 28,538 shares of Common Stock at an exercise price of $1.50 per share, warrants to purchase 120,000 shares of Common Stock at an exercise price of $3.00 per share and warrants to purchase 129,970 shares of Common Stock at an exercise price of $1.00 per share, (d) 214,938 shares of Common Stock issuable upon conversion of Series A and Series M Preferred Stock, (e) options to purchase 500,000 shares of Common Stock at an exercise price of $1.06 per share which vested on November 2, 1997, (f) options to purchase 500,000 shares of Common Stock at an exercise price of $1.63 per share, (g) options to purchase 75,000 shares of Common Stock at an exercise price of $1.10 per share, (h) options to purchase 25,000 shares of Common Stock at an exercise price of $0.60 per share and (ii) an aggregate of 331,761 shares of Common Stock (including shares of Common Stock issuable upon exercise of warrants and conversion of Series A and Series M Preferred Stock) beneficially owned by Belmer, of which Mr. Meier is a general partner. Excludes options to purchase 100,000 shares of Common Stock of Tigerquote.com at an exercise price of $.50 per share. Excludes all securities owned by Bradley I. Meier or Phyllis Meier, Mr. Meier's son and former spouse, respectively, as to which Mr. Meier disclaims beneficial ownership.

(6) Consists of (i) 25,000 shares of Common Stock, (ii) options to purchase 100,000 shares of Common Stock at an exercise price of $1.06 per share,
       (iii) options to purchase 100,000 shares of Common Stock at an exercise price of $1.63 per share, of which 50,000 are held in a custodial account for Mr. Slogoff's minor son, (iv) options to purchase 20,000 shares of Common Stock at an exercise price of $1.10 per share and (v) options to purchase 10,000 shares of Common Stock at an exercise price of $0.60 per share. Excludes options to purchase 20,000 shares of Common Stock of Tigerquote.com at an exercise price of $.50 per share.

(7) Consists of (i) 25,000 shares of Common Stock, (ii) options to purchase 100,000 shares of Common Stock at an exercise price of $1.06 per share,
       (iii) options to purchase 100,000 shares of Common Stock at an exercise price of $1.63 per share, (iv) options to purchase 20,000 shares of Common Stock at an exercise price of $1.10 per share and (v) options to purchase 10,000 shares of Common Stock at an exercise price of $0.60 per share. Excludes options to purchase 20,000 shares of Common Stock of Tigerquote.com at an exercise price of $.50 per share.

(8) Consists of (i) 50,000 shares of Common Stock, (ii) options to purchase 50,000 shares of Common Stock at an exercise price of $1.87 per share,
       (iii) options to purchase 25,000 shares of Common Stock at an exercise price of $1.10 per share, (iv) options to purchase 15,000 shares of Common Stock at exercise price of $0.70 per share and (v) options to purchase 100,000 shares of Common Stock at an exercise price of $0.50 per share. Excludes options to purchase 20,000 shares of Common Stock of Tigerquote.com at an exercise price of $.50 per share.

(9)    See footnotes (1) - (8) above.

SERIES M PREFERRED STOCK

       As of November 9, 2005, the following table sets forth information regarding the number and percentage of Series M Preferred Stock held by all persons, other than those persons listed immediately above, who are known by the Company to beneficially own or exercise voting or dispositive control over 5% or more of the Company's outstanding Series M Preferred Stock:

                                  AMOUNT AND NATURE OF
NAME AND ADDRESS (1)              BENEFICIAL OWNERSHIP      PERCENT OF CLASS
----------------                  --------------------      ----------------

Phyllis R. Meier (2)                     16,800                  18.9%
Universal Insurance Holdings, Inc.
1110 West Commercial Boulevard
Suite 100
Fort Lauderdale, Florida 33309

Belmer Partners (3)                      15,000                  16.9%
c/o Phyllis R. Meier
Managing General Partner
Universal Insurance Holdings, Inc.
1110 West Commercial Boulevard
Suite 100
Fort. Lauderdale, Florida 33309

(1) Unless otherwise indicated, the Company believes that each person has sole voting and investment rights with respect to the shares of Series M Preferred Stock specified opposite her or its name.

(2) Consists of (i) 1,800 shares of Series M Preferred Stock and (ii) 15,000 shares of Series M Preferred Stock beneficially owned by Belmer, of which Ms. Meier is the managing general partner. Excludes all securities owned by Bradley I. Meier and Norman M. Meier, the son and former spouse, respectively, as to which Ms. Meier disclaims beneficial ownership.

(3) Belmer Partners is a Florida general partnership in which Phyllis R. Meier is managing general partner and Bradley I. Meier and Norman M. Meier are general partners.

SERIES A PREFERRED STOCK

       As of November 9, 2005, the following table sets forth information regarding the number and percentage of Series A Preferred Stock held by all persons, other than those persons listed immediately above, who are known by the Company to beneficially own or exercise voting or dispositive control over 5% or more of the Company's outstanding Series A Preferred Stock:

                                 AMOUNT AND NATURE OF
NAME AND ADDRESS (1)             BENEFICIAL OWNERSHIP       PERCENT OF CLASS
----------------                 --------------------       ----------------

Phyllis R. Meier (2)                     9,975                   20.0%
Universal Insurance Holdings, Inc.
1110 West Commercial Boulevard
Suite 100
Fort Lauderdale, Florida 33309

Belmer Partners (3)                     30,000                   60.0%
c/o Phyllis R. Meier
Managing General Partner
Universal Insurance Holdings, Inc.
1110 West Commercial Boulevard
Suite 100
Fort Lauderdale, Florida 33309

(1) Unless otherwise indicated, the Company believes that each person has sole voting and investment rights with respect to the shares of Series A Preferred Stock specified opposite her or its name.

(2) Consists of 9,975 shares of Series A Preferred Stock beneficially owned. Excludes all shares of Series A Preferred Stock owned by Norman M. Meier, Ms. Meier's former spouse, as to which Ms. Meier disclaims beneficial ownership.

(3) Belmer Partners is a Florida general partnership in which Phyllis R. Meier is managing general partner and Bradley I. Meier and Norman M. Meier are general partners.

COMMON STOCK

       As of November 9, 2005, the following table sets forth information regarding the number and percentage of Common Stock held by all persons, other than those persons listed immediately above, who are known by the Company to beneficially own or exercise voting or dispositive control over 5% or more of the Company's outstanding Common Stock:

                                      AMOUNT AND NATURE OF
NAME AND ADDRESS (1)                  BENEFICIAL OWNERSHIP(2)   PERCENT OF CLASS
----------------                      --------------------      ----------------

Martin Steinberg, Esq., as the             6,518,004                 18.6 %
receiver for Lancer Offshore Inc.(3)
c/o David E. Wells, Esq.
Hunton & Williams LLP
1111 Brickell Avenue,  Suite 2500
Miami, Florida 33131

(1) Unless otherwise indicated, the Company believes that each person has sole voting and investment rights with respect to the shares of Common Stock of the Company specified opposite its name.

(2) A person is deemed to be the beneficial owner of Common Stock that can be acquired by such person within 60 days of the date hereof upon the exercise of warrants or stock options or conversion of Series A and Series M Preferred Stock or convertible debt. Except as otherwise specified, each beneficial owner's percentage ownership is determined by assuming that warrants, stock options, Series A and Series M Preferred Stock and convertible debt that are held by such a person (but not those held by any other person) and that are exercisable within 60 days from the date hereof, have been exercised or converted.

(3) Consists of 6,518,004 shares of Common Stock as indicated on Schedule 13D dated July 10, 2003 filed with the Securities and Exchange Commission on March 5, 2004.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

       The Board has the ultimate authority for the management of the Company's business, objectives, and operations. It selects the Company's executive officers, delegates responsibilities for the conduct of the Company's day-to-day operations to those officers, and monitors the performance of the officers.

       Meetings of the Board are held regularly each quarter and as required. The Board held 4 meetings during 2004. Each director attended 75 percent or more of the aggregate number of Board meetings during 2004.

       The Company encourages its Board members to attend the Company's Annual Meeting of Shareholders.

       Outside directors receive annual compensation of $30,000, paid quarterly, for serving on the Board and periodically receive stock options and the reimbursement of reasonable expenses incurred in attending meetings. Officers are elected annually by the Board and serve at the discretion of the Board. The Company has entered into indemnification agreements with its executive officers and directors pursuant to which the Company has agreed to indemnify such individuals, to the fullest extent permitted by law, for claims made against them in connection with their positions as officers, directors or agents of the Company.

       The Board has nominated Bradley I. Meier, Norman M. Meier, Sean P. Downes, Reed J. Slogoff and Joel M. Wilentz for reelection to the Board to serve as directors until the 2006 annual meeting or until their successors are duly elected and qualified. The nominees have consented to be named and have indicated their intent to serve if elected. The Board has no reason to believe that the nominees will be unavailable or that any other vacancy on the Board will occur. If any nominee becomes unavailable for any reason, or if any other vacancy in the class of directors to be elected at the Annual Meeting should occur before the election, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board to replace the nominee or to fill such other vacancy on the Board.

       The holders of Series M Preferred Stock, voting separately as a series, are entitled to elect directors to fill the seats currently held by Bradley I. Meier and Norman M. Meier, both of whom the Board recommends for reelection; such directors shall be elected by a majority of votes in the affirmative of the Series M Preferred Stock shares cast at the Annual Meeting. The holders of Common Stock, the holders of Series M Preferred Stock and the holders of Series A Preferred Stock voting together as one class, are entitled to elect directors to fill the seats currently held by Sean P. Downes, Reed J. Slogoff and Joel M. Wilentz, all of whom the Board recommends for reelection; such directors shall be elected by a majority of votes in the affirmative of the Common Stock shares, Series M Preferred Stock shares and Series A Preferred Stock shares, voting together as a class, cast at the Annual Meeting. If elected, all nominees are expected to serve until the 2006 annual meeting or until their successors are duly elected and qualified.

       THE BOARD UNANIMOUSLY RECOMMENDS THAT THE NOMINEES DESCRIBED ABOVE BE ELECTED AS DIRECTORS TO SERVE UNTIL THE 2006 ANNUAL MEETING OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

      INFORMATION CONCERNING THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

   The current directors and executive officers of the Company are as follows:

        NAME            AGE             POSITION             FIRST YEAR AS
        ----            ---             --------               DIRECTOR
                                                               --------
                                                            (Term Expires)


Bradley I. Meier        37    President, Chief Executive         1990
(Director Nominee)            Officer and Director              (2005)

Norman M. Meier         65    Director and Secretary             1992
(Director Nominee)                                              (2005)

Reed J. Slogoff         36    Director                           1997
(Director Nominee)                                              (2005)

Joel M. Wilentz, M.D.   70    Director                           1997
(Director Nominee)                                              (2005)

Sean P. Downes          34    Chief Operating Officer,           2005
(Director Nominee)            Senior Vice President and         (2005)
                              Director
James M. Lynch          51    Executive Vice President and
                              Chief Financial Officer


       Biographical information regarding the directors and executive officers of the Company is as follows:

       Bradley I. Meier has been President, Chief Executive Officer and a Director of the Company since its inception in November 1990. He has served as President of Universal Property and Casualty Insurance Company ("UPCIC"), a wholly owned subsidiary of the Company, since its formation in April 1997. In 1990, Mr. Meier graduated from the Wharton School of Business with a B.S. in Economics.

       Norman M. Meier has been a Director of the Company since July 1992. From December 1986 until November 1999, Mr. Meier was President, Chief Executive Officer and a Director of Columbia Laboratories, Inc., a publicly-traded corporation in the pharmaceuticals business. From 1971 to 1977, Mr. Meier was Vice President of Sales and Marketing for Key Pharmaceuticals. From 1977 until 1986, Mr. Meier served as a consultant to Key Pharmaceuticals.

       Reed J. Slogoff has been a Director of the Company since March 1997. Mr. Slogoff is currently a principal with Pearl Properties Commercial Management, LLC, a commercial real estate investment and management firm based in
Philadelphia, Pennsylvania. Mr. Slogoff was formerly with Entercom Communications Corp., a publicly traded radio broadcasting company and was previously a member of the corporate and real estate group of the law firm of Dilworth, Paxson, LLP. Mr. Slogoff received a B.A. with Honors from the University of Pennsylvania in 1990, and a J.D. from the University of Miami School of Law in 1993.

       Joel M. Wilentz, M.D. has been a Director of the Company since March 1997. Dr. Wilentz is one of the founding members of Dermatology Associates in Florida, founded in 1970. He is a member of the boards of the Neurological Injury Compensation Associate for Florida, the Broward County Florida Medical Association, and the American Arm of the Israeli Emergency Medical Service for the southeastern United States, of which he is also President. Dr. Wilentz is a past member of the Board of Overseers of the Nova Southeastern University School of Pharmacy.

       Sean P. Downes has been Senior Vice President and Chief Operating Officer of the Company since January 2005. He also has been Chief Operating Officer and a Director of UPCIC since July 2003. Mr. Downes was Chief Operating Officer of Universal Adjusting Corporation from July 1999 to July 2003. During that time Mr. Downes created the Company's claims operation. Before joining the Company in July 1999, Mr. Downes was Vice President of Dennis Downes and Associates, a multi-line insurance adjustment corporation.

       James M. Lynch has been Executive Vice President and Chief Financial Officer of the Company since August 1998. Before joining the Company in August 1998, Mr. Lynch was Chief Financial Officer of Florida Administrators, Inc., an organization specializing in property and casualty insurance. Prior to working at Florida Administrators, Inc., Mr. Lynch held the position of Senior Vice President of Finance and Comptroller of Trust Group, Inc., which also specialized in property and casualty insurance. Before his position at Trust Group, Mr. Lynch was a Manager with the accounting and auditing firm of Coopers & Lybrand, which later became PricewaterhouseCoopers LLC.

       Norman M. Meier and Bradley I. Meier are father and son, respectively. There are no other family relationships among the Company's executive officers and directors.

       All directors hold office until the next annual meeting of stockholders or the election and qualification of their successors. Currently, the Company does not have a procedure by which shareholders may recommend nominees to the Company's Board of Directors. Officers are elected annually by the Board of Directors and serve at the discretion of the Board.

       The  Company  has  entered  into  indemnification   agreements  with  its
executive officers and directors pursuant to which the Company has agreed to indemnify such individuals, to the fullest extent permitted by law, for claims made against them in connection with their positions as officers, directors or agents of the Company.

BOARD OF DIRECTORS AND COMMITTEES

       The Company has a separately designated Audit Committee, whose members are Bradley I. Meier and Reed J. Slogoff. The Company's Board of Directors has determined that the Company does not have an Audit Committee financial expert serving on its Audit Committee because the Company has not identified an individual with the required expertise and experience. Only Reed J. Slogoff is independent as defined under the National Association of Securities Dealers standards ("NASD"). The Audit Committee recommends the firm to be appointed as the independent registered public accounting firm of the Company to audit the Company's financial statements and to perform services related to the audit, review the scope and results of the audit with the independent registered public accounting firm, review with management and the independent registered public accounting firm the Company's year-end operating results and consider the adequacy of the internal accounting procedures. The Audit Committee met separately once during 2004, and the full board, including the members of the Audit Committee, met several times during the year to discuss the financial position of the Company, provide recommendations and guidance to management and evaluate strategies and financial opportunities and initiatives.

       The Company has not established a Compensation Committee. Given the size of the Company and its resources, the Board of Directors believes that this is appropriate.

       The Company has not established a Nominating Committee. Given the size of the Company and its resources, the Board of Directors believes that this is appropriate. A director can be nominated by a member of the Board.

       The Company has not adopted a code of ethics for senior executive and financial officers because it has not expended the resources necessary for such adoption.

       The Company has not established a set process for shareholders to send communications to the Board. Given the size of the Company and its resources, the Board of Directors believes that this is appropriate.


                             EXECUTIVE COMPENSATION

       The tables and descriptive information set forth below are intended to comply with the Securities and Exchange Commission compensation disclosure requirements applicable to, among other reports and filings, annual reports on Form 10-KSB. This information is furnished with respect to the Company's executive officers who earned in excess of $100,000 during the fiscal year ended December 31, 2004.

SUMMARY OF COMPENSATION TABLE

                                          ANNUAL COMPENSATION
                                          -------------------

     NAME AND           YEAR ENDED                               RESTRICTED        LONG-TERM COMPENSATION
  PRINCIPAL POSITION     DECEMBER 31      SALARY       BONUS     STOCK AWARD     SECURITIES UNDERLYING OPTIONS
  -------------------    -----------      ------       -----     -----------     -----------------------------

Bradley I. Meier           2004       $ 419,052          $0                0            1,000,000
President and CEO          2003         381,150           0                0                    0
                           2002         346,500           0                0                    0

James M. Lynch             2004       $ 172,375     $15,000                0                    0
Executive Vice             2003         155,000           0                0                    0
President and CFO          2002         149,250      15,000                0                    0

Sean P. Downes             2004        $225,000     $29,933        2,000,000                    0


                                          ANNUAL COMPENSATION
                                          -------------------

      NAME AND                   YEAR ENDED                                  RESTRICTED       LONG-TERM COMPENSATION
  PRINCIPAL POSITION             DECEMBER 31      SALARY       BONUS        STOCK AWARD      SECURITIES UNDERLYING OPTIONS
 -------------------             -----------      ------       -----        -----------     -------------------------------

Senior Vice President              2003          109,167         0                0                   0
and Chief Operating Officer        2002           81,250         0                0             200,000



       OPTION GRANTS IN LAST FISCAL YEAR


       NAME                     NUMBER OF       % OF TOTAL      EXERCISE OR   EXPIRATION DATE
       ----                    SECURITIES    OPTIONS GRANTED    BASE PRICE    ---------------
                               UNDERLYING    TO EMPLOYEES IN    ----------
                            OPTIONS GRANTED    FISCAL YEAR
                            ---------------    -----------

       Bradley I. Meier         1,000,000          100%           $0.056           2014




AGGREGATED OPTION EXERCISES AND OPTION VALUES FOR THE YEAR ENDED DECEMBER 31, 2004

                   SHARES                     NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                 ACQUIRED ON    VALUE        UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
NAME              EXCHANGE     REALIZED   OPTIONS AT DECEMBER 31, 2004     AT DECEMBER 31, 2004
----              --------     --------    EXERCISABLE  UNEXERCISABLE     EXERCISABLE  UNEXERCISABLE
                                           -----------  -------------      ----------  -------------

Bradley I. Meier      -            -        1,000,000         -               $-           $-



       LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

          None.



       EMPLOYMENT AGREEMENT

       As of August 11, 1999, the Company entered into a four-year employment agreement with Bradley I. Meier, the Company's President and Chief Executive Officer, amending and restating the previous employment agreement of May 1, 1997 between the Company and Mr. Meier. Under the terms of the employment agreement, Mr. Meier will devote substantially all of his time to the Company and will be paid a base salary of $250,000 per year which shall be increased by 5% each year beginning with the first anniversary of the effective date. Additionally, pursuant to the employment agreement, and during each year thereof, Mr. Meier will be entitled to a bonus equal to 3% of pretax profits up to $5 million and 4% of pretax profits in excess of $5 million. On May 4, 2001, Addendum No. 3 to the employment agreement was approved by the Board of Directors, whereby Mr. Meier was entitled to receive an additional fifteen percent (15%) increase in his base compensation in addition to the cumulative base compensation and increase calculated at the beginning of 2001, retroactive to January 1, 2001 and under Addendum No. 3, for each successive year of the term of the employment agreement, the base compensation as adjusted by previous increase(s) will be increased by ten (10%) percent. The employment agreement with Mr. Meier contains non-competition and non-disclosure covenants. In addition, the agreement shall be extended automatically for one year at each anniversary of the date of the agreement up to the fourth year of the agreement, at the option of Mr. Meier. Under the terms of Mr. Meier's employment agreement dated May 1, 1997, he was granted ten-year stock options to purchase 1,500,000 shares of Common Stock at $1.06 per share, of which 500,000 options vested immediately, 500,000 options vested after one year and the remaining options vested after two years. On March 4, 2004, Mr. Meier was granted ten-year stock options to purchase 1,000,000 shares of Common Stock at $0.056 per share, which vested immediately. The Company issued 2,823,529 and 4,708,332 shares of Common Stock during the respective years ended December 31, 2004 and 2003 in conjunction with amendments approved by the Board of Directors to the employment agreement between the Company and Mr. Meier whereby Mr. Meier converted salary and accrued vacation into shares of Common Stock. The shares were issued to Mr. Meier in private transactions performed in accordance with the terms of the amendments and pursuant to Section 4(2) of the Securities Act of 1933, as amended.

       As of January 1, 2005, the Company entered into an employment agreement with Sean P. Downes, appointing him as Chief Operating Officer and Senior Vice President of the Company until December 31, 2008 unless the term is extended by the Company. The agreement provides for an annual base salary of $350,000, which shall be increased by twenty (20) percent each year beginning with the first anniversary of the effective date. In addition, Mr. Downes shall receive an annual bonus of three (3) percent of the pre-tax profits of the Company, and from time to time the Company may grant Mr. Downes options or warrants to purchase the Company's Common Stock. Mr. Downes is also eligible for other benefits customarily provided by the Company to its executive employees. The employment agreement for Mr. Downes also contains provisions regarding pay and benefits upon certain termination and Change in Control events (as such term is defined in the employment agreement) which are normally found in executive employment agreement, as well as noncompete and nondisclosure provisions. If Mr. Downes is terminated for "cause" (as such term is defined in the employment agreement), any accrued but not paid benefits shall no longer be an obligation of the Company. If a Change of Control occurs, Mr. Downes is entitled to salary and bonus for one year in a lump sum and all options or warrants granted to Mr. Downes shall immediately vest and become exercisable.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

       All underwriting, rating, policy issuance and administration functions for UPCIC are performed by UPCIC, Universal Risk Advisors, Inc., a wholly owned subsidiary of the Company, and unaffiliated third parties. Claims adjusting functions are performed by Universal Adjusting Corporation, a wholly owned subsidiary.

       Dennis Downes and Associates, a multi-line insurance adjustment corporation based in Deerfield Beach, Florida performs certain claims adjusting work for UPCIC. Dennis Downes and Associates is owned by Dennis Downes, who is the father of Sean P. Downes, COO of UPCIC and the Company. During 2004 and 2003, the Company paid claims adjusting fees of $1,037,151 and $119,471 to Dennis Downes and Associates.

       Since December 1997, as a condition of the licensing of the Company's subsidiary, the Company's outside counsel held $290,000 in trust for the benefit of the Company in the counsel's escrow account pending resolution of a claim against a Company director and an unrelated entity. Such funds were included in the Company's consolidated financial statements as cash and cash equivalents. In October 2003, the dispute was resolved and the claim was settled on terms including a cash payment of $201,000, which the Company paid under an indemnification arrangement with the director. Legal fees related to the settlement were $37,036. These amounts were recorded as an expense during 2003. The remaining funds together with interest earned, net of settlement cost and attorney fees, were returned to the Company.

                             AUDIT COMMITTEE REPORT

       The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2004, which include the balance sheet of the Company as of December 31, 2004, and the related statements of operations, changes in shareholders' equity and cash flows for the years in the period ended December 31, 2004 and 2003 and the notes thereto. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

REVIEW WITH MANAGEMENT

       The Audit Committee has reviewed and discussed the Company's audited financial statements with management.

REVIEW AND DISCUSSIONS WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

       The Audit Committee has discussed with Blackman Kallick Bartelstein LLP, the Company's independent registered public accounting firm for 2004, the matters required to be discussed in accordance with the standards of the Public Company Accounting Oversite Board which include, among other items, matters related to the conduct of the audit of the Company's financial statements.

       The Audit Committee has received written disclosures and the letter from Blackman Kallick Bartelstein LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed with Blackman Kallick Bartelstein LLP its independence from the Company.

       The Audit Committee has not adopted a charter for the Committee. Given the size of the Company and its resources, the Board of Directors believes that this is appropriate. Only Reed J. Slogoff is independent as defined under the NASD rules.

CONCLUSION

       Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.


                                 SUBMITTED BY THE AUDIT COMMITTEE OF
                                 THE BOARD OF DIRECTORS

                                 Bradley I. Meier
                                 Reed J. Slogoff


                  AMENDMENT OF THE CERTIFICATE OF INCORPORATION
                                  (PROPOSAL 2)

       The Company is currently authorized to issue 40,000,000 shares of Common Stock, par value $0.01 per share, of which, as of November 9, 2005, 36,463,219 shares were issued and outstanding. Thus, as of November 9, 2005, there were approximately 3,536,781 shares of Common Stock that were unissued. In addition, the Company is obligated to issue shares of Common Stock upon the exercise of stock options and warrants granted by the Company and upon the conversion of the Company's outstanding preferred stock.

       In these circumstances, the Board of Directors determined that it would be advisable and in the best interest of the Company to amend the Company's Certificate of Incorporation, as amended and restated ("Certificate of Incorporation"), to increase the number of authorized shares of Common Stock in order to have additional shares available for issuance to meet various business needs as they may arise and to enhance the Company's flexibility in connection with possible future actions. Those business needs and actions may include additional financing, stock dividends, stock splits, employee benefit programs, corporate business combinations and other corporate purposes. While the Company currently has no arrangements, understandings or commitments with respect to the issuance of any additional shares of Common Stock, it is considered advisable to have sufficient authorized and unissued shares available to enable the Company, as the need may arise, to move promptly to take advantage of market conditions and the availability of other favorable opportunities without the delay and expense involved in calling a special meeting of shareholders. Unless otherwise required by applicable law or regulation, the additional shares of Common Stock will be issuable without further authorization by vote or consent of the shareholders and on such terms and for such consideration as may be determined by the Board.

       Pursuant to that determination, on October 11, 2005, the Board of Directors unanimously approved and recommended that the Company's shareholders consider and approve an amendment to Article IV of the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock of the Company from 40,000,000 shares to 50,000,000 shares.

       The authorization of additional shares of Common Stock pursuant to this proposal will have no dilutive effect upon proportionate voting power of the present shareholders of the Company. However, to the extent that shares are subsequently issued in connection with any corporate action to persons other than the present shareholders, such issuance could have a dilutive effect on the earnings per share and voting power of present shareholders.

       In addition, although the issuance of additional shares of Common Stock in certain instances may have the effect of forestalling a hostile takeover, the Board does not intend nor does it view the increase in authorized shares of Common Stock as an anti-takeover measure. The Company is not aware of any proposed or contemplated transaction of this type, and the proposed amendment to the Certificate of Incorporation is not being recommended in response to any specific effort of which the Company is aware to obtain control of the Company.

       At the Annual Meeting, the shareholders will be asked to consider the proposal recommended by the Board of Directors to amend Article IV of the Certificate of Incorporation. As proposed to be amended, paragraph (a) of
Article IV would read as follows:

          The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 51,000,000 shares, of which:

                  (i) 50,000,000 shares shall be designated as Common Stock, having a par value of $.01 per share (the "Common Stock"); and

                  (ii) 1,000,000 shares shall be designated as Preferred Stock, having a par value of $.01 per share.

       If the amendment is approved by the Company's shareholders, it will become effective upon the filing of a Certificate of Amendment in accordance with the General Corporation Law of Delaware.

       THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

          APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                  (PROPOSAL 3)

       The Audit Committee recommended and the Board of Directors approved the appointment of the accounting firm Blackman Kallick Bartelstein LLP as the Company's independent registered public accounting firm for the fiscal year 2005, subject to shareholder ratification. Blackman Kallick Bartelstein LLP audited the Company's financial statements for the fiscal years ended December 31, 2002, 2003 and 2004.

AUDIT FEES

Audit fees for the fiscal years ended December 31, 2004 and December 31, 2003 were $132,000 and $115,000, respectively.

AUDIT RELATED FEES

Audit related fees for the fiscal years ended December 31, 2004 and December 31, 2003 were $0.

TAX FEES

       Tax fees for the fiscal years ended December 31, 2004 and December 31, 2003 were $31,500 and $25,000, respectively.

ALL OTHER FEES

       All other fees for products and services provided by the Company's principal accountant for the fiscal years ended December 31, 2004 and December 31, 2003 were $0.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF THE INDEPENDENT AUDITOR

       All audit related services were pre-approved by the Audit Committee, which concluded that the provision of such services by Blackman Kallick Bartelstein LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Board has appointed Blackman Kallick Bartelstein LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005. Representatives of Blackman Kallick Bartelstein LLP will be available at the Annual Meeting where they will have the opportunity to make a statement if they desire to do so and where they will be available to respond to any appropriate questions.

       THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BLACKMAN KALLICK BARTELSTEIN LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2005.

                                  ANNUAL REPORT

       A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, WITHOUT EXHIBITS, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004 ACCOMPANIES THIS PROXY STATEMENT. UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE TO ANY SHAREHOLDER, FREE OF CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, WITHOUT EXHIBITS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS FOR COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB SHOULD BE DIRECTED TO JAMES M. LYNCH, UNIVERSAL INSURANCE HOLDINGS, INC., 1110 WEST COMMERCIAL BOULEVARD, SUITE 100, FORT LAUDERDALE, FLORIDA 33309.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Exchange Act requires the Company's directors, executive officers, and persons who own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC. Directors, executive officers and greater than 10% shareholders (collectively, "Reporting Persons") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

       Based solely on review of the copies of such forms provided to the Company and written representations by the Reporting Persons, the Company believes that, for the year ended December 31, 2004, all Section 16(a) filing requirements applicable to the Reporting Persons were met.

                              SHAREHOLDER PROPOSALS

       Proposals of shareholders intended to be presented at the Company's 2006 annual meeting of Shareholders must be received by the Company no later than August 9, 2006 to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to such meeting.

                                  OTHER MATTERS

       The Company knows of no business that will be presented for action at the meeting other than those matters referred to herein. If other matters do come before the meeting, the persons named as proxies will act and vote according to their best judgment on behalf of the shareholders they represent.


                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /S/ Norman M. Meier
                                    -------------------
                                    Secretary

Dated:  November 14, 2005

                                                                      Appendix A

                                                  REVOCABLE PROXY FOR HOLDERS OF
                                                        SERIES M PREFERRED STOCK

                       UNIVERSAL INSURANCE HOLDINGS, INC.
               ANNUAL MEETING OF SHAREHOLDERS ON DECEMBER 7, 2005

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints James M. Lynch, with full power of substitution, as the lawful proxy of the undersigned and hereby authorizes him to represent and to vote as designated below all shares of Series M preferred stock of Universal Insurance Holdings, Inc. ("Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on December 7, 2005 at the executive offices of the Company, 1110 West Commercial Boulevard, Suite 100, Fort Lauderdale, Florida 33309, and at any adjournment thereof. Holders of Series M preferred stock are entitled to one vote per share.

1.  Proposal 1: Election of five directors for a term ending in 2006.  Nominees:
    Bradley I. Meier,  Norman M. Meier, Sean P. Downes, Reed J. Slogoff and Joel
    M. Wilentz.

           FOR  [   ]             WITHHELD  [   ]
           (all nominees except as marked below)

           --------------------------------------------------------------------
           (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

2. Proposal 2: Approval of an amendment to the Company's Certificate of Incorporation, as amended and restated, to increase the number of authorized shares of common stock of the Company from 40,000,000 shares to 50,000,000 shares.

           FOR  [   ]             AGAINST  [   ]        ABSTAIN [   ]

3. Proposal 3: Ratification of the appointment of Blackman Kallick Bartelstein LLP, independent registered public accounting firm, as the auditors of the Company for the year ending December 31, 2005.

           FOR  [   ]             AGAINST  [   ]        ABSTAIN [   ]

4. In the discretion of such proxy, to transact any other business as may properly come before the annual meeting or any adjournment thereof.

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE MATTERS LISTED ABOVE.

    Whether or not you plan to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.

                                         Change of Address or   [   ]
                                         Comments Mark Here

                                    Please sign your name  exactly as it appears
                                    hereon. When signing as attorney,  executor,
                                    administrator,  trustee or guardian,  please
                                    give full title as such.  If a  corporation,
                                    please  sign  in  full   corporate  name  by
                                    President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date:  ___________,   2005
                                    ---------------------------------------
                                    Signature of Shareholder

                                    --------------------------------------
                                    Signature of Additional Shareholder(s)

                                                                      Appendix B

                                                  REVOCABLE PROXY FOR HOLDERS OF
                                       SERIES A PREFERRED STOCK AND COMMON STOCK

                       UNIVERSAL INSURANCE HOLDINGS, INC.
               ANNUAL MEETING OF SHAREHOLDERS ON DECEMBER 7, 2005

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints James M. Lynch, with full power of substitution, as the lawful proxy of the undersigned and hereby authorizes him to represent and to vote as designated below all shares of Series A preferred stock and all shares of common stock of Universal Insurance Holdings, Inc. ("Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on December 7, 2005 at the executive offices of the Company, 1110 West Commercial Boulevard, Suite 100, Fort Lauderdale, Florida 33309, and at any adjournment thereof. Holders of Series A preferred stock and common stock are entitled to one vote per share.

1.  Proposal 1: Election of three directors for a term ending in 2006. Nominees:
    Sean P. Downes, Reed J. Slogoff and Joel M. Wilentz.

           FOR  [   ]               WITHHELD  [   ]
           (all nominees except as marked below)

           --------------------------------------------------------------------
           (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

2. Proposal 2: Approval of an amendment to the Company's Certificate of Incorporation, as amended and restated, to increase the number of authorized shares of common stock of the Company from 40,000,000 shares to 50,000,000 shares.

           FOR  [   ]               AGAINST  [   ]          ABSTAIN  [   ]

3. Proposal 3: Ratification of the appointment of Blackman Kallick Bartelstein LLP, independent registered public accounting firm, as the auditors of the Company for the year ending December 31, 2005.

           FOR  [   ]               AGAINST  [   ]          ABSTAIN  [   ]

4. In the discretion of such proxy, to transact any other business as may properly come before the annual meeting or any adjournment thereof.

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE MATTERS LISTED ABOVE.

    Whether or not you plan to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.

                                                Change of Address or [  ]
                                                Comments Mark Here

                                    Please sign your name  exactly as it appears
                                    hereon. When signing as attorney,  executor,
                                    administrator,  trustee or guardian,  please
                                    give full title as such.  If a  corporation,
                                    please  sign  in  full   corporate  name  by
                                    President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Date: __________, 2005

                                    -------------------------------------------
                                    Signature of Shareholder


                                    -------------------------------------------
                                    Signature of Additional Shareholder(s)